UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	October 1, 2008
(Date of earliest event reported):	September 25, 2008

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.05 - Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On September 25, 2008, the Registrant’s Board of Directors amended Registrant’s Code of Business Conduct and Ethics. The amendments were made in order to establish consistency among the Code of Business Conduct and Ethics and other corporate governance documents of the Registrants.  The amendments clarified that the Code of Business Conduct and Ethics applied to Registrant’s employees, officers and directors and clarified the reporting contacts and procedures for conflicts (or potential conflicts) involving directors or senior officers. The amendments also clarified procedures for obtaining clearance to disclose confidential information of Registrant pursuant to a legal obligation of the director or senior officer.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Code of Business Conduct and Ethics

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2008	D&E COMMUNICATIONS, INC. By: /s/ Thomas E. Morell_________________ Thomas E. Morell, Senior Vice President Chief Financial Officer, Secretary and Treasurer

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